UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2017

INTERNATIONAL ISOTOPES INC.

(Exact Name of Registrant as Specified in Its Charter)

Texas	0-22923	74-2763837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4137 Commerce Circle Idaho Falls, Idaho	83401
(Address of Principal Executive Offices)	(Zip Code)

208-524-5300

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 11, 2017, following the 2017 Annual Meeting of Shareholders (the “Annual Meeting”) of International Isotopes Inc. (the “Company”), Ralph Richart announced his resignation as a member of the Board of Directors of the Company (the “Board”) and as a member of the Audit Committee and the Compensation Committee, effective upon the appointment of his replacement by the Board.  Mr. Richart’s decision to resign was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Item 5.07.

Submission of Matters to a Vote of Security Holders.

On July 11, 2017, the Company held the Annual Meeting in New York, New York.  At the Annual Meeting, there were 314,385,667 shares of the Company’s common stock represented to vote either in person or by proxy, or approximately 77.30% of the outstanding shares of common stock, which represented a quorum.  The final results of voting for each matter submitted to a vote of the shareholders at the Annual Meeting are as follows:

1.

Steve T. Laflin, Christopher Grosso and Ralph M. Richart were elected as directors of the Company, each to serve a one-year term or until his respective successor has been duly elected and qualified.  The voting for each director was as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes

Steve T. Laflin	147,316,177	608,774	166,460,716
Christopher Grosso	147,579,612	345,339	166,460,716
Ralph M. Richart	147,462,772	462,179	166,460,716

2.

Eide Bailly LLP was ratified as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017, by the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes

313,174,723	1,050,732	160,212	0

3.

The proposal regarding the advisory vote to approve the compensation of the Company’s named executive officers was approved based on the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes

146,052,108	1,748,895	123,948	166,460,716

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Isotopes Inc.

Date: July 17, 2017	By:	/s/ Steve T. Laflin
Steve T. Laflin President and Chief Executive Officer